                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  May 30, 1996


                         CHICAGO MINIATURE LAMP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        OKLAHOMA                        0-25848                 73-1412000
(STATE OF INCORPORATION)             (COMMISSION              (IRS EMPLOYER
                                      FILE NUMBER)          IDENTIFICATION NO.)

500 Chapman Street, Canton, Massachusetts                   02021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


Registrant's telephone number, including area code:   (617) 828-2948


                                     NONE
         ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On May 30, 1996, Chicago Miniature Lamp, Inc. (the "Registrant") and its recently formed subsidiary, Alba Speziallampen Holding GmbH, a German limited liability company ("Alba Holding") acquired capital stock and partnership interests in several companies and partnerships, more particularly described below and referred to herein collectively as the "Alba-Albrecht Group." The capital stock and partnership interests were acquired in a series of related transactions (the "Acquisitions"). The Sellers were Werner A. Arnold, Petra Albrecht-Arnold and Willy Paul Albrecht (the "Individual Sellers") and certain members of the Alba-Albrecht Group which were owned directly or indirectly by one or more of the Individual Shareholders (the "Alba Group Sellers"). The Individual Sellers and the Alba Group Sellers are collectively referred to as the "Sellers".

     The Sellers are all individuals, companies or partnerships located in Germany, and none of them had any relationship with the Registrant or any of its affiliates, officers or directors prior to the closing of the Acquisitions. Effective with the closing Mr. Werner A. Arnold, one of the Sellers, was retained as President and Managing Director of Alba Holding, pursuant to an Employment Agreement, and, on June 7, 1996, was elected as a director of the Registrant.

     The name, jurisdiction of formation, type of entity, and percent of direct and indirect ownership by the Registrant for each member of the Alba-Albrecht Group acquired in the Acquisitions are as follows:

                                                                           % Ownership
                Name                    Jurisdiction    Type of Entity    By Registrant
                ----                    ------------    --------------    -------------
Alba Speziallampen GmbH                   Germany      Limited Liability        100%
                                                            Company

W. Albrecht GmbH u. Co KG                 Germany         Partnership           100%

W. Albrecht Grundstucksgesellschaft       Germany         Partnership           100%
  GmbH u. Co GbR

Arnold GmbH                               Germany      Limited Liability        100%
                                                            Company

BSC Arnold GmbH & Co                      Germany         Partnership           100%
  Softwareentwicklung und-beratung

Alba Light Design GmbH                    Germany      Limited Liability        100%
                                                            Company

A&S Electric, spol.s.r.o               Czech Republic  Limited Liability         60%
  (GmbH) (CZ)                                               Company

Alba Technology (M) Sdn. Bhd.             Malaysia        Corporation            70%

Alba Lamps, Inc.                          Illinois        Corporation           100%

     The Acquisitions were consummated pursuant to the terms of four separate but related agreements between one or more of the Sellers and the Registrant and Alba Holding. The aggregate consideration for the acquisitions was 100,000 shares of common stock of the

Company and DM 13,150,000 cash. The sources of funds for the cash portion of the purchase price for the Acquisitions were loans made to Registrant by BANK IV Oklahoma, N.A., under the Third Amended and Restated Credit Agreement with said Bank.

     The Registrant and Alba Holding intend to continue the operations of the various members of the Alba-Albrecht Group in the businesses of designing, manufacturing, marketing, trading and exporting miniature lamps, value-added miniature lighting assemblies and other miniature lighting products.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

     It is impracticable at this time to provide the required financial statements for the businesses acquired in the acquisition described in Item 2 above. The Registrant is in the process of preparing those financial statements. None are available at this time. It is anticipated that such financial statements will be available within 60 days from the date of this report, and in any event will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

     (b) Pro Forma Financial Information.
         -------------------------------

     No pro forma financial information with respect to the acquisition described in Item 2 above is available at this time. It is anticipated that the required pro forma financial information will be available within 60 days from the date of this report, and in any event will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

     (c)  Exhibits.
          --------

10.27 Notarial Deed with Agreement on the Sale and Transfer of Shares and Interests in the ALBA/Albrecht Group, dated May 15, 1996

10.28 Contract for Purchase and Sale of Stock of Alba Lamps, Inc. dated May 15, 1996 (Alba-U.S.)

10.29 Contract for Exchange of Stock for Alba Lamps, Inc. dated May 15, 1996 (Alba-U.S.)

10.30 Contract for Purchase and Sale of Stock of Alba Technology (M) Sdn. Bhd., dated May 15, 1996 (Alba-Malaysia)

10.31  Employment Agreement with Werner Arnold dated May 30, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHICAGO MINIATURE LAMP, INC.


                                        By /s/ Ronald S. Goldstein
                                           ----------------------------
                                           Ronald S. Goldstein
                                           Chief Financial Officer

Date:  June 14, 1996

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                _______________



                                  EXHIBITS TO
                                    FORM 8-K



                          CHICAGO MINIATURE LAMP, INC.

                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT
NUMBER                                DESCRIPTION
- ------                                -----------

10.27 Notarial Deed with Agreement on the Sale and Transfer of Shares and Interests in the ALBA/Albrecht Group, dated May 15, 1996

10.28 Contract for Purchase and Sale of Stock of Alba Lamps, Inc. dated May 15, 1996 (Alba-U.S.)

10.29 Contract for Exchange of Stock for Alba Lamps, Inc. dated May 15, 1996 (Alba-U.S.)

10.30 Contract for Purchase and Sale of Stock of Alba Technology (M) Sdn. Bhd., dated May 15, 1996 (Alba-Malaysia)

10.31     Employment Agreement with Werner Arnold dated May 30, 1996